Exhibit 99.2

Please see our Press Release of February 19, 2009, for our cautionary statement regarding forward-looking comments made in today’s remarks.

Andrea Jung Chairman and CEO Avon Products, Inc

AVON Dawn Video

Dawn is…

One of 500,000 Avon Representatives in the US who have turned to Avon in a challenging economy…

One of six million Representatives worldwide who have discovered the power of Avon to help them achieve their dreams…

One of 2 billion women globally who are searching for solutions in a more and more complex world

In this time of global economic uncertainty when the world is full of questions…

Avon can be the answer

Manufacturing Tumbles Globally

By Kelly Evans And Robert Guy Matthews

Factory Trouble

New orders in the manufacturing sector are contracting world-wide, a sign that economies could slow further in the months ahead.

U.S. | Euro zone | U.K. | China | India

Expand | Contract

Lending Drops at Big U.S. Banks

Top Beneficiaries of Federal Cash Saw Outstanding Loans Decline 1.4% Last Quarter

By David Enrich

that recently announced their quarterly results.

Still Troubled | Lending by some big TARP recipients

Bank of America | Citigroup | J.P. Morgan Chase | U.S. Bancorp

3.9%

LAYOFFS SPREAD TO MORE SECTORS OF THE ECONOMY

75,000 IN LATEST ROUND

The Falling Pound Raises Fears of Nationalization

By JULIA WERDIGIER and NELSON D. SCHWARTZ

LONDON — An island nation that bulked up on debt and lived beyond its means.

port provides a stark example to the United States.

Washington's attempts to stabilize financial institutions have failed so far, as well. And

Battered Stores Pare Forecasts

Wal-Mart, Others See Tough Months Ahead; December Same-Store Sales Disappoint

Up
1.7%
Wal-Mart
macy's
GAP
Neiman Marcus

These Are Unprecedented Times Consumer Contraction Global Recession Credit Squeeze Job Layoffs Currency Volatility

We enter 2009 recognizing that we must navigate through challenging new realities

Our Navigation Tools Flexibility Flexibility Four Point Turnaround Plan Four Point Turnaround Plan

Our Navigation Tools Four Point Turnaround Plan Four Point Turnaround Plan

The foundation of the business is far stronger as a result of three years of progress with our turnaround plan

Four Point Turnaround Plan 1 Commit to Brand Competitiveness Win with Commercial Edge 2 Elevate Organization Effectiveness 3 Radically Transform the Cost Structure 4

1 Progress to Date Commit to Brand Competitiveness

Beauty Growth Continued Strong in 2008 Avon Beauty Sales Growth (FY C$ %Change vs YAG) 3% 6% 7% 9% 2005 2006 2007 2008 Dollar growth rates were 6%, 8%, 15%, 10% respectively

$136 $249 $368 $391 2005 2006 2007 2008 Advertising Investment $ M 3X Advertising Investment

0%
4%
8%
12%
'05 '06 '07 '08
Industry Avon
Successful Turnaround in Color
Note: 2008 Industry Growth Estimated
Color Sales Growth
(FY C$ %Change vs YAG)
Avon dollar growth rates were 6%, 3%, 16%, 11% respectively

Undo
Introducing
Mistake Proof
Mascara.
Dare to be bold.
Hello Tomorrow
Do up
AVON

New From Avon
Pro-To-Go Lipstick
The lipstick that lets you take on the world single handedly
Hello Tomorrow
AVON

Lips will plump. Jaws will drop.
New Ultra Color Rich
Extra Plump Lipstick.
Hello Tomorrow.
AVON

Continued to Leverage the Power of Reese Plumping Lipstick Mistake-proof Mascara Pro-To-Go

Sustained Growth in Fragrance on a High Base 9% 10% 13% 8% 2005 2006 2007 2008 Fragrance (FY C$ %Change vs YAG) Dollar growth rates were 12%, 12%, 20%, 9% respectively

UNSCRIPTED
AVON

BOND GIRL 007
AVON

IRONMAN

AVON
Christian Lacroix

SPOTLIGHT
AVON

Fueled by a Strong Alliance Pipeline

The Beginnings of a Skin Care Turnaround… -1.5% 4.9% 0.5% 5.1% 2005 2006 2007 2008 Skin Care (FY C$ %Change vs YAG) Dollar growth rates were 1%, 6%, 6%, 10% respectively

Flagship Anew Brand Performing Strongly 2008 Revenues • $900M • +20% vs. 2007

Innovation Concepts vs. Innovation Revenue ($K) More Productive Innovation 2,139 2,497 2,567 893 619 663 2008 2006 2009P 2007 Revenue per Concept # of Concepts

2009 Product Pipeline Continues to
Deliver Breakthrough Innovation
The First EVER
Injectable Grade
Line Filler
The First EVER
Product with
7 Shades in 1
Q4 Launch 2009
5 Years of
Scientific Research --
Breakthrough Technology

Progress to Date 2 Win With Commercial Edge – The Representative

Invested an incremental $200 Million in RVP over the past two years

Sales Leadership Other 13% 87% 2005 Revenue Source 2008 Revenue Source % Revenue from Leadership Other 49% 51% 5 Leadership Markets 30+ Leadership Markets Sales Leadership Leadership Is Working

Field Fundamentals Strengthened in Key Markets - Mexico -5 3 7 0 6 -6 Active Reps Revenue LC 2006 2007 2008 Active Reps and Local Currency Growth

Revenue CAGR 30% Field Fundamentals Strengthened in Key Markets - China # of promoters $ Revenues 0 500 K 1M 2006 2007 2008 0 100 200 300 Sales Promoters $ Revenues

Español | Home
your AVON .com
my orders
my account
campaign tools
training
earning opportunities
sales leadership
Campaign 5 is due b
sell now!
plan ahead!
Introducing
THE LATEST IN AVON SOLUTIONS
Click for more info
Now Customers can
get a skin care program
customized to their needs
INTRODUCING
ANEW CLINICAL
DERMA-FULL
X3 FACIAL
FILLING SERUM
Inject new life into
your skin care sales
click here for more info

Good Progress on Our Journey to Web Enablement… 25 Markets with more than 50% of orders online

Progress to Date 2 Win With Commercial Edge – Merchandising

Product Line Simplification Now Embedded SKUs Are Down 40% Since 2005 2006 2007 2008 -21% -11% -12% (YOY Change in SKUs)

Demonstrated Pricing Power in Third Year of Turnaround -0.7 0.7 1.7 1.0 2008 Gross Margin Expansion, % +2.8 pts Cost / SC Other CTI / PLS 2008 Pricing / Mix 63.1 2007 60.3

85% 86% 2005 2008 39% 39% We Held the Line on Beauty Discounting Despite the Environment Percent of Discount Depth of Discount 2005 2008

Progress to Date 3 Elevate Organizational Effectiveness

We Successfully Evolved Our Operating Model Business Support Functions From “Vertical” Geographies

This is Driving Efficiencies of Scale “Horizontal” Functions Business Support Functions To “Vertical” Geographies Commercial Business Units Global Marketing Global Sales Global Supply Chain

Entry Next Next Mid Mgmt 2 Mid Mgmt 1 Execs Sr. Execs 14 Layers reduced to 8 and holding The Organization Remains Flatter Post Delayering 14 13 12 11 10 9 8 7 6 5 4 3 2 1 2008

We Are Approaching
Stage 5
on Our Analytics Journey
Stages of Analytical Capability
Stage 2
Stage 1
Used to help set priorities
Center of Excellence and fully integrated
Poor tools and capability
Competitive Advantage
Some functional or business unit usage
Stage 5
Stage 3
Stage 4

Associate Engagement Score We Are Driving Associate Engagement to World Class Levels … 2008 2006 2007 60 65 67 World Class = 70

50% IT Fin HR Leg Com APAC SC GBM CEE Ch. LA NA WEM 2008 2006 76 59 71 59 70 66 66 76 63 68 57 71 54 65 53 60 56 58 58 68 59 59 82 72 72 75 61 61 74 60 60 62 … With Across the Board Gains

Progress to Date 4 Radically Transform the Cost Structure

Constant turnaround mentality has become a way of life

3 Year Success Story • Exceeding transformation program targets • Achieving ZOG and NOG • Reinvesting to successfully fuel growth

We therefore enter unprecedented headwinds with both the fundamentals and execution capabilities significantly improved

Our Navigation Tools Flexibility Flexibility Four Point Turnaround Plan Four Point Turnaround Plan

Flexibility to Leverage Avon’s Advantaged Model

AVON
Playbook
2009
AVON Playbook 2009
Accelerating Focus on Smart Value
Accelerating Focus on Recruiting
Accelerating Aggressive Cost Actions
Staying the Course on the Turnaround Plan

We Have an Updated Playbook for These Times

Our broad product assortment at all price tiers allows us to rebalance our product mix as consumer needs shift

Last Year We Strategically Focused on Net Per Unit to Drive Productivity 1% 4% Units Net Per Unit 2008 Net Per Unit and Units % Growth

In Line With This We Flowed Fewer Value Concepts FY’08 > $10.00 Price Range +13% +3% -5% Top 14 Market Concept Share % $5.00-9.99 < $4.99

< $4.99 In 2009 We Will Flow More “Door Opener” Units While Not Backing Off Pricing Stay the Course on Strategic Pricing Increase Flow in Value Tier $5.00-9.99 > $10.00

best ever price!

BEAUTY BARGAIN

ADVANCE TECHNIQUES
SALON PROFESSIONAL HAIR CARE

SALON HAIR

at your fingertips! whatever your hair type, we have a shampoo and conditioner to suit you!

Shampoo 250ml
26498 Purifying Treatment
21618 Volume & Texture
17871 Keep Clear 2-in-1
16352 Frizz Control
27276 Daily Results
14522 Intense Repair
17869 Straight & Sleek
19885 Colour Protection
23457 Daily Results 2-in-1
£2.50

just 99p each!

Conditioner 250ml
16980 Frizz Control
19778 Volume & Texture
16196 Straight & Sleek
18408 Colour Protection
21741 Daily Results Quick Touch
14530 Intense Repair
£2.50

HAIRCARE

UK “Mini” Brochures With Entry Price Point Offers…

best ever price!

offer of the brochure

BEAUTY BARGAIN

ADVANCE TECHNIQUES
SALON PROFESSIONAL HAIR CARE

SALON HAIR

at your fingertips! whatever your hair type, we have a shampoo and conditioner to suit you!

Shampoo 250ml
29486 Purifying Treatment
21516 Volume & Texture
17871 Keep Clear 2-in-1
16362 Frizz Control
27276 Daily Results
14522 Intense Repair
17989 Straight & Sleek
19885 Colour Protection
23457 Daily Results 2-in-1
Newsletter 100ml: £1.00
£2.50

just 99p each!

Conditioner 250ml
16360 Frizz Control
19778 Volume & Texture
16196 Straight & Sleek
15408 Colour Protection
21741 Daily Results Quick Touch
14530 Intense Repair
Newsletter 100ml: £1.00
£2.50

economise, don't compromise

make your money go further with our offer of the brochure

BEAUTY BARGAIN

haircare 83

104 HAIRCARE

Featuring Attractive Beauty Bargains

AVON
avon.uk.com
WANT TO
BE BEAUTIFUL
ON A BUDGET?
Millions of women have discovered
the secret to looking their best,
at better than high street prices.
HAVE YOU?

Reaching Budget Conscious Consumers with a Targeted Message Avon is the answer to the recession

AVON
WHY GO ANYWHERE ELSE?
THE HIGH STREET EXPERIENCE
exclusively not available in shops
THE AVON EXPERIENCE
put your feet up and get ready to shop!
petrol to the shops: £2.50
parking for three hours: £3
queuing and being jostled: dreadful
returns policy: 30 days with proof of purchase
TOTAL COST: AT LEAST £5.50
and that's before you've even bought anything!
delivery: FREE
personal delivery through your AVON Representative
browsing through the brochure: FREE
relaxing and fun
returns policy: 90 days even if you've tried it
TOTAL COST: FREE
with no stress or queues, and you can do it in your PJs!
PROTECT OUR PLANET
CUT DOWN ON PETROL
THERE'S NO PLACE LIKE AVON

Strong Promotion of our Appealing Shopping Experience….

LOOK
BEAUTIFUL
for
LESS
There's never been a better time to shop
AVON

the mall crawl
vs.
the Avon experience
Why waste time...
Fighting crowds?
Waiting for sales help?
Standing in lines?
Hassling with returns?
With Avon you can...
Shop stress-free at home!
Discover fabulous finds in every brochure!
Enjoy personal service, FREE delivery &
a 100% satisfaction guarantee—always!
shop smart. shop AVON
buy 1
get 1
for
half
price
MIX OR MATCH
BLACK AND SILVER
PRO-TO-GO Lipstick
9.00
Limited Edition
Pro-to-Go Lipstick
Premium case with
a platinum gleam.
7.99

Clear Focus on Smart Value Message US

FASHIONOMICS
DRESS FOR LESS
Prints are big this Spring. My pick is this fun flora. Add classic golden jewelry & look like a million for a whole lot less.
NEW
14.99
29.99
9.99
12.99
FASHION VALUE
24.99

SALLY ALEX, FASHION INSIDER
FASHIONOMICS
DRESS FOR LESS
NEW
Take a flirty dress, add pops of coral and you're right on trend for Spring without spending a fortune. That's what I call fashionomics!
19.99
FASHION VALUE
14.99 each
19.99
29.99

FASHIONOMICS
DRESS FOR LESS
I love this dress. It gives you a super style update for only $25! Blue and silver—Spring's new color mix.
NEW
24.99
29.99
ONLY 12.99
FASHION VALUE
SPECIAL 19.99
9.99
Sandal coming in Brochure 8

Smart Value “Fashionomics” Deals US

LISTA para ganar un VIAJE?
Avon Naturals regala
10 VIAJES
AVON

LISTA
AVON
LISTA
AVON
LISTA
AVON
LISTA
AVON
LISTA para una máscara de REGALO?
Llévela con el nuevo
Pro-To-Go
Lápiz Labial
AVON

Door Openers to Activate New Customers Argentina

AVON
Brylantowa oferta
DO 60%
SUPERCENA!
6,50
2,90
МАГИЯ РОСКОШИ
ANEW

Brochure “Bookmarks” to Call out Special Offers Russia

In addition to promoting smart value, we will ramp up our focus on recruiting

Avon is the largest engine of economic opportunity for women on earth…we are also the largest microlender to women

We Are Shifting Advertising Investment to Representative Recruiting 34 18 Markets with Representative Advertising 20% 10% % Total Advertising To From

And Making the Message More Impactful From To • Empowerment and Earnings • Hard-hitting call to action • More problem solution • “Be the Answer” in this moment

From Affinity Focus “Everybody knows the Avon name” To Economy Focus “I can’t get fired…I can’t lose my job. This is my business” Generating 2X More Leads

The Super Bowl

your AVON.com
BE THERE AS AVON KICKS OFF AN UNPRECEDENTED RECRUITING EFFORT!
For the first time in our 123 year history, Avon is running a television commercial during the Super Bowl! Super Bowl XLIII airs this Sunday, February 1 at 6:00 p.m. ET on NBC.
The Avon commercial is scheduled to run prior to the game, between 6:15 and 6:30p.m. ET.
This is sure to be a true moment of pride for all Avon Representatives so make sure to tune in!
GO TO HOMEPAGE

• Ran a 30-second recruiting spot during the pre-game show • Spot ran after singing of the National Anthem by AVON spokesperson, Jennifer Hudson

AVON RECRUITING AD

Super Bowl ad generated over 130 million impressions in “media buzz”

AVON SUPER BOWL NEWS CLIP

Worried about the
economy?
Have you thought about
AVON?
At a time when jobs are scarce and credit is tight, direct selling offers a unique opportunity. You can start an Avon business and take control of your finances and make more money in 2009.
With the support of a $10 billion + global company and the world's largest corporate affiliated foundation for women, you are in business for yourself but not by yourself!
Contact Me to Join Today!
Name
Avon Independent Sales Representative
Phone Number
E-mail
Your Avon eRepresentative Website
AVON
the company for women

Yes!
AVON Can be the Answer
Take Control of Your Finances and
Make More Money in 2009
At a time when jobs are scarce and credit is tight Avon offers a unique opportunity to start a business.
With the support of a $10 billion + global company and the world's largest corporate affiliated foundation for women, you are in business for yourself but not by yourself.
Contact Me to Join Today!
Name
Avon Independent Sales Representative
Phone Number
E-mail
Your Avon eRepresentative Website
AVON
the company for women

Supporting National Advertising with Local Ads by Leadership Representatives

AVON
the company for women
YES! AVON Can be the Answer
Take Control of Your Finances and Make More Money in 2009
JOIN TODAY!
click here to learn more about the earnings opportunity of becoming an Avon Representative.

AVON
AVON

Google

monster
The world's leading career network.

Leveraging Many Different Venues to Promote Avon’s Economic Opportunity avon.com Career Fairs Internet

AVON
the company for women
Compra en Español
search: enter product name GO
SHOP ONLINE
with an eRepresentative & receive the best combination of online convenience and personal service
FIND AN eREPRESENTATIVE NEAR YOU
Year End Savings Event!
Find great values throughout the store.
Makeup Specials
Skin Care Specials
Bath & Body Specials
Holiday Sale
SHOP OUR COMPLETE ONLINE STORE.
Become an Avon Representative
click here to find out more about the earnings opportunity of becoming an Avon Representative
Shop Online
Introducing ANEW ULTIMATE ELIXIR PREMIUM
The power to look up to 10 years younger.
SHOP NOW
Hello Tomorrow Fund
AVON HELLO TOMORROW FUND
Meet people who change the world
Click here to learn more
ANEW
AVON COLOR
SkinSoSoft
mark.

AVON
the company for women
Compra en Español
search: enter product name GO
YES! AVON Can be the Answer
Take Control of Your Finances and Make More Money in 2009
JOIN TODAY!
click here to learn more about the earnings opportunity of becoming an Avon Representative
ANNUAL MEGA MAKEUP SALE!
Shop the biggest makeup sale of the year.
Incredible savings on all your favorites. SHOP NOW
SHOP OUR COMPLETE ONLINE STORE
SHOP ONLINE
with an eRepresentative & receive the best combination of online convenience and personal service.
FIND AN eREPRESENTATIVE NEAR YOU
LOCATE YOUR eREPRESENTATIVE ONLINE
Meet people who change the world
Click here to learn more
UNSCRIPTED
About the fragrance
ANEW ULTIMATE ELIXIR PREMIUM
ANEW
AVON COLOR
SkinSoSoft
mark.

From To Prominent Focus on Avon’s Home Page Online leads +92% vs PY US indeed
one search. all jobs.
jobs salaries trends forums
part time sales jobs
Find Jobs
Advanced Job Search
Preferences
Tips
what: job title, keywords or company
where: city, state, or zip
monster
Your calling is calling
Security Notice!
AVON
Make more money in 2009 >
AllRetailJobs.com
Largest Retail Job Board
52,526 Retail Career Opportunities!

Sponsored Links on Internet Sites “At a time when jobs are scarce, Avon is the answer for you and your family” JOIN TODAY click here to go to avon.com US

Participation in Career Fairs 140+ Opportunity Fairs in 1Q alone 140+ Opportunity Fairs in 1Q alone US

AVON
Hello Tomorrow
Hello Tomorrow
NEW YORK
careerbuilder
Take Control of Your Finances
and Make More Money in 2009.
JOIN TODAY!
AVON
AVON
AVON
AVON

Participation in Career Fairs Mobile Beauty Tours AVON Opportunity Fairs US

In Development –
AVON Infomercial
• Success stories and
roundtable discussions with
AVON Representatives
•
Hosted by Deborah Norville
•
Highlight Avon R&D
•
Key product commercials
• Special guest appearance
by
Suze Orman
US

AVON
the company for women
中国
首页 | 帮助 | 登陆雅芳艾碧网 |
站内搜索
加入"收藏夹"
产品橱窗
最新关注
走进雅芳
事业机会
购买与服务
分享女人心
Opportunity
雅芳美丽事业
YES AVON CAN
加入雅芳，您即可获得——
• 广阔的职业发展空间，迈向成功！
• 质优价实、顾客买得起的好产品！
• 小额信用支持，精明理财，提升生活品质！
Hello Tomorrow
AVON
雅芳新讯
营销课堂
联系我们 | 使用条款与条件 | 隐私与安全 | 网站地图 | 链接全球雅芳 | 网站备案号链接 | E刊订阅 | @雅芳(中国)有限公司, 2008

Prominent Focus on Avon’s Home Page China

SOHU.com
搜狐女人
women.sohu.com
加入雅芳，您即可获得
——广阔的职业发展空间，迈向成功之路
开启未来的
移动梦想
女人
时尚
生活
宝典
互动
除夕夜
全方位视频直播
央视春晚

Sponsored Links on Internet Sites (Six portals - Sohu, Sina, Onlylady, PClady, Baidu, MSN) 1,800 Leads Generated in First Three Weeks China

Participation in Career Fairs and Recruiting Events Shanghai and Shantou China

AVON
Earn extra money
If you're looking to earn extra money and beat the credit crunch, why not sell Avon cosmetics. You can be your own boss, work full or part time plus it will fit in around your family and the kids!
Avon needs you, so if you love beauty and the latest fashion trends, Avon's a fun flexible way to earn extra money working from home, selling to friends and family.
Apply Now
Read more
Please select "E-mail" when stating how you heard about Avon.
I started AVON 5 years ago when I moved to a new village and was feeling a little lonely. I have 3 children and help run my husbands business. I found AVON addictive. I made lots of new friends, got my figure back and just really enjoyed getting out and about and exploring my new area. I love being my own Boss! I do not need childcare because I work the hours that suit me, AVON is a completely flexible way of earning extra money.
Angie Winter, Avon Independent Representative

Strategic Alliances to Promote the Avon Opportunity Reaching 98%+ of all expectant and new mothers Partnership with online parenting forum UK

Outrun consumer spending contraction and protect market share New Customers Active Representatives GROW +

$0 $200 $400 $600 $800 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 1998 Russia Financial Crisis Avon Russia stays the course

$0 $500 $1,000 $1,500 $2,000 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 1999 Brazil Financial Crisis Avon Brazil stays the course

$0 $100 $200 $300 $400 '01 '02 '03 '04 '05 '06 '07 '08 2002 Argentina Financial Crisis Avon Argentina stays the course

This is the strategy we have used in recessions in the past, and each time we have emerged stronger and better

Flexibility to Resize Our Cost Base

ZOG NOG All non-strategic spending has come to a halt

Based on our success, we are launching a new restructuring program

Chuck Cramb Vice Chairman, CFO and Chief Strategy Officer

Manufacturing Tumbles Globally

By Kelly Evans
And Robert Guy Matthews

Manufacturing activity around...

Factory Trouble

New orders in the manufacturing sector are contracting world-wide, a sign that economies could slow further in the months ahead.

Japan
U.S.
Euro zone
U.K.
China
India
60
Expand
Contract
30
20

Lending Drops at Big U.S. Banks

Top Beneficiaries of Federal Cash Saw Outstanding Loans Decline 1.4% Last Quarter

By David Enrich

Lending at many of the nation's la...

that recently announced their quarterly results.

Those 13 banks have col... the lion's share of the...

Still Troubled | Lending by some big TARP recipients

Bank of America · Citigroup · J.P. Morgan Chase · U.S. Bancorp

3.9%

LAYOFFS SPREAD TO MORE SECTORS OF THE ECONOMY

75,000 IN LATEST ROUND

The Falling Pound Raises Fears of Nationalization

By JULIA WERDIGIER and NELSON D. SCHWARTZ

LONDON — An island nation that bulked up on debt and lived beyond its means. A plunging currency. An...

port provides a stark example to the United States.

Washington's attempts to stabilize financial institutions have failed so far, as well. And ... the Obama administration,

Battered Stores Pare Forecasts

Wal-Mart, Others See Tough Months Ahead; December Same-Store Sales Disappoint

Up
1.7%
Wal-Mart
macy's
GAP
Abercrombie
Neiman Marcus

These Are Unprecedented Times Consumer Contraction Global Recession Credit Squeeze Job Layoffs Currency Volatility

Major Rates Significantly Unfavorable
to 2008
Brazil
1.82
2.31
- 21%
Mexico
11.07
14.20
- 22%
UK*
1.85
1.43
- 23%
Russia
24.96
35.42
- 30%
Euro*
1.47
1.32
- 10%
Turkey
1.31
1.62
- 19%
Poland
2.38
3.31
- 28% - 31%
Ukraine
5.31
7.70
*Units of Foreign Currency per dollar
January 31, 2009 spot rates
2008 Average Rates versus 2009

Can’t control Transaction Foreign Currency Impact Translation But can react over time

Let’s Look at Translation Impact Transaction Foreign Currency Impact Translation

The Q4 2008 Shift in FX Rates Dramatically Impacted Revenue Growth Q4 7 -11 Q2 Q1 Q3 FX Impact on Revenue Growth 8 8

The Q4 2008 Shift in FX Rates Dramatically Impacted Revenue Growth FX Impact on Revenue Growth - 18 pt. swing! Q4 7 -11 Q2 Q1 Q3 8 8

... the impact is likely to worsen Q1 through Q3 2009

Translation Impact Even Greater at Operating Profit Larger scale of International business Translation reduces topline growth Higher margin international business Disproportionate $ - based expenses

International Has Higher Operating Margins... 0 5 10 15 20 25 Latin Amer North Amer CEE WEMEA Asia Pacific China Avon 2008 Operating Margin

...And Over Half the Revenue in the Two Highest Margin Regions CEE & LatAm 52% 25% 23% Rest of Int’l North America

20% As a US Based Company, We Have Relatively Higher $ Costs than Revenues 30% Revenue $10.7 B 2008 SG&A $5.4 B

Net Result of Currency Translation: • When dollar weakens we have positive leverage on operating profit and margin • When dollar strengthens we have negative leverage

Now Let’s Look at Transaction Impact Transaction Foreign Currency Impact Translation

What Causes Transaction Exchange Impact? • Global sourcing configuration • Small number of manufacturing facilities • Commodity pricing: $ or Euro-indexed • Sudden and significant currency devaluation

Global Sourcing and Manufacturing
Increases Transaction Exposure
• Euro sourcing to U.K. and CEE, including Russia
and Ukraine
• Raw materials for Russia manufacturing indexed
in $’s or Euro’s
• China-sourced non-beauty products to Latin
America
• $-sourced beauty to Canada
• China sourced non-beauty to Canada

If we took no actions, transaction impact could cost 200 b.p. of gross margin in 2009... But we have the plans to mitigate it!

Actions to Offset Currency Impacts • Price • Product mix • Volume • Cost containment / reduction Translation Impact Transaction Impact

Actions to Offset Currency Impacts • SSI • Flexible cross-border sourcing • Product substitutions • Product mix • Raw material substitution Translation Impact Transaction Impact

Impact of Actions on 2008 Gross Margin 2007 / 8 Gross Margin 60.3% Absence of PLS charges ++ Pricing/Mix ++ SSI ++ Mfg productivity + Commodity costs - Transaction FX - Gross Margin 63.1%

As We Look At 2009 Gross Margin
Impact
• Holding strategic pricing
• Strengthening manufacturing productivity
• Delivering SSI ahead of targets
• Managing product mix, including PLS
• Pursuing favorable raw material and production
sourcing

Emphasis on Smart Value does NOT hurt Gross Margin

Smart Value – What does it do?
• Creates better opportunity to engage new Representatives
• Easier start to build customer base
• Improves “length of activation” by early success
• Drives productivity growth (volume / revenue / trade-up)
• Builds overall unit growth, thus top-line revenue growth
• Builds market share as there is little cannibalization
• Creates stronger Representative and Customer base
• As consumer spending improves, this stronger base is an
accelerator of future growth

Negative GM Pressure Should Decline in Last Half of 2009 Q1’09 Q3’09 Q4’09 Q2’09 Better commodity pricing FX transaction exposure Pricing to devaluation LESS MORE MORE LESS LESS MORE

Impact of Actions on Gross Margin
2007 / 8 2008 / 9
Gross Margin 60.3%
63.1%
Absence of PLS charges ++ 0
Pricing/Mix ++ ++
SSI ++ ++
Mfg productivity + ++
Commodity costs - +
Transaction FX - - -
Gross Margin 63.1%
Down
slightly

Addressing All Areas of SG&A
Expenses in 2009
ZOG to NOG
Period
Overhead
Driving efficiencies
Advertising
RVP flat to up slightly as % of revenue
Selling
Savings on logistics
Distribution savings to come
Distribution

Initiatives for 2009
• Drive advertising and RVP efficiencies
• More for same, same for less
• Freeze number of positions
• Freeze worldwide salaries (exceptions for labor
agreements and high inflation markets)
• Reduce costs beyond compensation
• Travel & Entertainment reduced 35%
• Challenge all other non-compensation costs

2009 Cash Management
Beyond the P&L
• Capital Expenditures focus on major
transformation initiatives
• Supply Chain restructuring
• Systems development
• ERP
• Finance
• Representative enablement (web based)
• Total investment below 2008 level ($380M)

2009 Cash Management
• Inventory progress to continue
• Target 3-5 days reduction
• Progress to be second half weighted
• North America to work down 2008 excess
• Safety stock for distribution center start-up

2009 Cash Management
• Pension plan funding will increase
• 2008 equity market performance
• Magnitude uncertain – guidelines expected
• Dividend increase announced
• Strong balance sheet and cash flow outlook
• Share repurchase
• Quarter by quarter approach
• Strong liquidity is our priority in these uncertain times
• Offshore cash of $1.1B is our “insurance policy”

Progress to Date 4 Radically Transform the Cost Structure

Restructuring Program is On Track
• $270M of savings in 2008
• Will increase to $300M in 2009
• Primarily Supply Chain initiatives left
• Requiring long-lead time infrastructure change
Total Savings: $430M in 2011-12

Supply Chain Initiatives are Well Underway • North American Distribution • Brazilian Distribution • Have just broken ground

SSI is Ahead of Plan
• Strong success in chemicals, packaging
and timing
• In 2008, achieved benefits of $135M vs. $100M
target
• Benefits of approximately $200M in 2009
Total benefits now expected:
$250M+ in 2010

PLS is On Track
• Total SOL reduction – 12% vs. 2007 and 40% vs. 2005
• Achieved approx. $40M benefits – in line with 2008 target
• Launched in all markets in 2008; full implementation by
end of 2009
• Much higher sales growth (2-4x) in opportunity products
• Expect $120M benefit in 2009
Total Benefits: $200M+  in 2010

PLS is On Track UK Brazil US Mexico Russia Ukraine Beauty Growth Opportunity Product Sales Growth Opportunity Product Sales Growth vs Beauty Growth

Savings from Restructuring On Track ($M) $230 $270 $300 $350 $430 2007 2008 2009 2010 2011-12 Restructuring SSI PLS

SSI Ahead of Target ($M) Total expected SSI benefits now $250+ $230 $270 $300 $350 $430 $135 $15 $250+ $250+ $200 2007 2008 2009 2010 2011-12 Restructuring SSI

PLS Tracking to Targets $230 $270 $300 $350 $430 $40 $120 $135 $15 $250+ $250+ $200 $200+ $200+ 2007 2008 2009 2010 2011-12 Restructuring SSI PLS ($M)

$230 $270 $300 $350 $430 $40 $120 $135 $15 $250+ $250+ $200 $200+ $200+ 2007 2008 2009 2010 2011-12 Restructuring SSI PLS Overachieving Targets in Total ($M) $245 $445 $620 $800+ $880M+

$230
$270
$300
$350
$430
$40
$120
$135
$15
$250+
$250+
$200
$200+
$200+
2007 2008 2009 2010 2011-12
Restructuring SSI PLS
Overachieving Targets in Total
($M)
$245
$445
$620
$800+
$880M+
A Job Well Done!
A Job Well Done!

Why So Successful?
• External experience brought into Avon
(new talent, consultants)
• Aggressive benchmarking
• Relentless attack on all costs - with analytics
• Encouraged risk taking - and it paid off
• Perhaps a bit conservative on identifying the size
of opportunities
• Success breeds further success
• We’ve reinvested for growth, as promised

Flawless execution of current programs enables and encourages bold new initiatives

Adding Another Restructuring On Top
Restructuring
November 2005             $300 M
PLS
October 2006                 $200+ M
Additional Restructuring
January 2007                  $130 M
SSI
October 2006                 $200+ M
SSI February 2009            $50 M
$880M+ Next Restructuring
February 2009

New Restructuring Program
• Costs to implement $300-$400M
• Impacting 2,500-3,000 positions globally including
existing vacancies over next 4 years
• Annual savings of approximately $200M by 2013
Fund Growth
Opportunities
Benefits
Improve Profits
($ and Margin)

New Restructuring Program
• Captures and expands upon successful
experiences to date
• Benefits from global matrix structure
• Manufacturing/Sourcing as a global not regional footprint
• Shared services that go beyond local geographies
• Ability and willingness to outsource processes
• Constant Turnaround Mentality
• Creates a sense of urgency and opportunity
• Not about small cost refinements
• Constantly challenging everything we do
(what & how & where)

Global Supply Chain New Restructuring Program Sales Structure and Support Leverage Matrix to Reduce Overheads

• Factory rationalization • Manufacturing realignment • Outsourcing • Further distribution consolidation Global Supply Chain

Sales Structure & Sales Support • Reduce sales zones and districts • Improve sales fundamentals – talent upgrades • Consolidate support structures Market – Cluster – Region – Global

Leverage Matrix to Reduce Overhead • Consolidate marketing activities • Further Finance and Administrative shared service activities • Selective outsourcing Market – Cluster – Region – Global

Delivering on Top of Our Original
Targets
Restructuring
November 2005             $300 M
PLS
October 2006                $200+ M
Additional Restructuring
January 2007                 $130 M
SSI
October 2006                $200+ M
SSI February 2009           $50 M
$880M+
$1080M+
New Restructuring
February 2009
+$200M

Summary
We have proven
• Ability to take costs out
• Willingness to productively reinvest
• Flexibility to react to changes in our cost structure
We will
• Continue our constant turnaround mentality
• Deliver against current initiatives
• Embark upon a bold new round of initiatives
• Rationalizing the Supply Chain
• Enhancing Sales & Sales Support Structures
• Further leveraging the matrix

And so the journey continues... And so the journey continues...

Our Destination

With the world on edge, fear can trump fundamentals...

...but, Avon has proven that fundamentals can trump fear

We have a proven track record

We have the playbook for challenging times

AVON
Playbook
2009
AVON Playbook 2009
Accelerating Focus on Smart Value
Accelerating Focus on Recruiting
Accelerating Aggressive Cost Actions
Staying the Course on the Turnaround Plan

Our Playbook

We have the proven and timely power of direct selling

Our Competitive Advantage Being the solution for Dawn and six million other Avon Representatives who touch hundreds of millions of customers across the globe